Exhibit 10.6

EXECUTION VERSION

AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT

This AMENDMENT NO. 6 TO SECURITIES PURCHASE AGREEMENT (this “Amendment”), is made and entered into this 12th day of March, 2014, by and among ZAZA ENERGY CORPORATION, a Delaware corporation (the “Company”), and each of the holders of Securities (as defined in the Securities Purchase Agreement, as defined below) that is a signatory to this Amendment.

RECITALS

1.                                      The Company and the holders of the Securities are parties to that certain Securities Purchase Agreement dated February 21, 2012, as amended by (a) a letter agreement dated as of March 1, 2012, (b) a letter agreement dated as of March 22, 2012, (c) that certain Waiver and Amendment No. 1 to Securities Purchase Agreement dated as of June 8, 2012, as amended by that certain letter agreement dated as of June 28, 2012 (the “First Amendment”), (d) that certain Waiver and Amendment No. 2 to Securities Purchase Agreement dated as of July 25, 2012, (e) that certain Waiver and Amendment No. 3 to Securities Purchase Agreement dated as of October 16, 2012 (the “Third Amendment”), (f) that certain Amendment No. 4 to Securities Purchase Agreement dated as of December 17, 2012 and (g) that certain Amendment No. 5 to Securities Purchase Agreement and Amendment No. 1 to Sanchez Consent dated as of March 28, 2013 (as amended, the “Existing Securities Purchase Agreement”; and as amended by this Amendment and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Securities Purchase Agreement”).

2.                                      Pursuant to the Existing Securities Purchase Agreement, the Company issued, and the holders of Notes purchased, (a) the Company’s 8.00% Senior Secured Notes due February 21, 2017, in the aggregate principal amount of $100,000,000 (collectively, the “Notes”) and (b) the Company’s warrants to purchase 26,315,789 shares of the Company’s Common Stock (as adjusted pursuant to the terms thereof, the “Warrants”).

3.                                      The Company desires to amend certain provisions of the Existing Securities Purchase Agreement.

4.                                      The holders of the Securities have agreed to make such amendments, in each case subject to the terms and conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby covenant and agree to be bound as follows:

Section 1.                                          Capitalized Terms. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Securities Purchase Agreement (including, for the avoidance of doubt, any terms defined herein as set forth on Exhibit A hereto), unless the context otherwise requires.

Section 2.                                          Amendments to Existing Securities Purchase Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Existing Securities Purchase Agreement is hereby amended in the manner specified in Exhibit A hereto. Such amendments are referred to herein collectively as the “Amendments.”

Section 3.                                          Effectiveness of Amendments. The Amendments shall become effective upon satisfaction (or waiver by the Required Holders) of all of the following conditions:

(a)                                 Amendment. Execution and delivery of this Amendment by the Company and each of the Required Holders, and execution and delivery of the Guarantor Acknowledgement attached hereto by the Guarantors.

(b)                                 Representations and Warranties.  The representations and warranties in Section 4 shall be true and correct in all respects on the date hereof.

(c)                                  Expenses.   The Company shall have paid the reasonable fees and disbursements of the holders of the Securities’ special counsel in accordance with Section 8 below.

Section 4.                                          Representations and Warranties.           To induce the holders of the Securities to enter into this Amendment and to consent to the Amendments, the Company hereby represents and warrants to each of the holders of Securities that:

(a)                                 the execution, delivery and performance of this Amendment have been duly authorized by all requisite corporate authority or other action on the part of the Company, this Amendment has been duly executed and delivered by the Company, and this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms;

(b)                                 each of the representations and warranties set forth in the Securities Purchase Agreement and the other Transaction Documents are true and correct in all material respects as of the date hereof, except (i) to the extent that such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date), (ii) that the financial statements referred to in Paragraph 9C shall be deemed to refer to the financial statements most recently delivered by the Company pursuant to Paragraph 6A(i) or 6A(ii), and (iii) as disclosed in the First Amendment or the Third Amendment;

(c)                                  no Default or Event of Default has occurred and is continuing as of the date hereof; and

(d)                                 no events have taken place and no circumstances exist at the date hereof which would give any Credit Party a basis to assert a defense, offset or counterclaim to any claim of any holder of a Security with respect to the obligations of the Credit Parties.

Section 5.                                          Transaction Document.                This Amendment shall be deemed to constitute a Transaction Document for all purposes under the Securities Purchase Agreement.

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Section 6.                                          Effect of Amendment. Except as set forth expressly herein, all terms of the Securities Purchase Agreement shall be and remain in full force and effect. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the holders of Notes under the Securities Purchase Agreement, nor constitute a waiver of any provision of the Securities Purchase Agreement, except as expressly provided herein. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this Amendment may refer to the Securities Purchase Agreement without making specific reference to this Amendment, but nevertheless all such references shall include this Amendment unless the context otherwise requires.

Section 7.                                          Release.

(a)                                 In consideration of the agreements of the holders of Securities contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Credit Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges each holder of Securities, and its successors and assigns, and its present and former shareholders, partners, members, managers, consultants, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives, and all persons acting by, through, under or in concert with any of them (each holder of Securities and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”) of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, recoupment, rights of setoff, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, contingent or mature, suspected or unsuspected, both at law and in equity, which any Credit Party or any of its respective successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with the Securities Purchase Agreement, or any of the other Transaction Documents or transactions thereunder or related thereto.

(b)                                 Each Credit Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)                                  Each Credit Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

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(d)                                 In entering into this Amendment, each Credit Party has consulted with, and has been represented by, legal counsel and expressly disclaims any reliance on any representations, acts or omissions by any of the Releasees and hereby agrees and acknowledges that the validity and effectiveness of the release set forth above does not depend in any way on any such representations, acts and/or omissions or the accuracy, completeness or validity hereof. The provisions of this Section 7 shall survive the termination of this Amendment and the other Transaction Documents and the payment in full of the Notes.

(e)                                  Each Credit Party acknowledges and agrees that the release set forth above may not be changed, amended, waived, discharged or terminated orally.

Section 8.                                          Fees and Expenses; Indemnification. Whether or not the Amendments become effective, the Company agrees to pay on demand all reasonable costs and expenses of the holders of the Securities (including the reasonable fees and expenses of the holders of the Securities’ special counsel) in connection with the preparation, negotiation, execution and delivery of this Amendment as provided in Paragraph 13B(1) of the Securities Purchase Agreement. Nothing in this Section 8 shall limit the Company’s obligations pursuant to Paragraphs 13B(1) and 13B(2) of the Securities Purchase Agreement.

Section 9.                                          Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCLUDING CHOICE-OF-LAW PRINCIPLES OF THE LAWS OF SUCH STATE THAT WOULD PERMIT THE APPLICATION OF THE LAWS OF A JURISDICTION OTHER THAN SUCH STATE.

Section 10.                                   Severability. Whenever possible, each provision of this Amendment and any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be interpreted in such manner as to be effective, valid and enforceable under the applicable law of any jurisdiction, but, if any provision of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto shall be held to be prohibited, invalid or unenforceable under the applicable law, such provision shall be ineffective in such jurisdiction only to the extent of such prohibition, invalidity or unenforceability, without invalidating or rendering unenforceable the remainder of such provision or the remaining provisions of this Amendment or any other statement, instrument or transaction contemplated hereby or thereby or relating hereto or thereto in such jurisdiction, or affecting the effectiveness, validity or enforceability of such provision in any other jurisdiction.

Section 11.                                   Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in pdf form shall be as effective as delivery of a manually executed counterpart hereof.

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Section 12.                                   Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

Section 13.                                   Entire Understanding. The Existing Securities Purchase Agreement, together with this Amendment, set forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

Section 14.                                   Headings. The headings of the sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date and year first above written.

ZAZA ENERGY CORPORATION

By:	/s/ Todd A. Brooks
Name:	Todd A. Brooks
Title:	President and Chief Executive Officer

MSDC ZEC INVESTMENTS, LLC

By:	/s/ Marcello Liguori
Name:	Marcello Liguori
Title:	Vice President

SENATOR SIDECAR MASTER FUND LP

By:	Senator Investment Group LP,
its investment manager

By:	/s/ Evan Gartenlaub
Name:	Evan Gartenlaub
Title:	General Counsel and
Chief Compliance Officer

O-CAP OFFSHORE MASTER FUND, L.P.

By:	/s/ Jared Sturdtrane
Name:	Jared Sturdtrane
Title:	Manager

O-CAP PA1lTNERS, L.P.

By:	/s/ Jared Sturdtrane
Name:	Jared Sturdtrane
Title:	Manager

CAPITAL VENTURES INTERNATIONAL

By:	/s/ Martin Kobinger
Name:	Martin Kobinger
Title:	Investment Manager

BLACKWELL PARTNERS, LLC

By:	/s/ Jannine Lall
Name:	Jannine Lall
Title:	Assistant Treasurer, DUMAC, Inc.

BLACKWELL PARTNERS, LLC

By:	/s/ Geoffrey D. Keegan
Name:	Geoffrey D. Keegan
Title:	Investment Manager, DUMAC, Inc.

PERMAL TALARA LTD.

By:	/s/ Deborah Watson
Name:	Deborah Watson
Title:	Director

[AMENDMENT NO.6 TO SECURITIES PURCHASE AGREEMENT]

GUARANTOR ACKNOWLEDGEMENT

Each of the undersigned hereby acknowledges and agrees to the terms of the Amendment No. 6 to Securities Purchase Agreement, dated March 12, 2014 (the “Amendment”), including, without limitation, Section 7 of the Amendment, amending that certain Securities Purchase Agreement, dated February 21, 2012, as amended (as amended, the “Securities Purchase Agreement”), among ZaZa Energy Corporation, a Delaware corporation, and the holders of Securities party thereto. Each of the undersigned hereby confirms that the Guaranty Agreement to which the undersigned are a party remains in full force and effect after giving effect to the Amendment and continues to be the valid and binding obligation of each of the undersigned, enforceable against each of the undersigned in accordance with its terms.

Capitalized terms used herein but not defined are used as defined in the Securities Purchase Agreement.

Dated as of March 12, 2014.

ZAZA HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Todd A. Brooks
Name:	Todd A. Brooks
Title:	President and Chief Executive Officer

ZAZA ENERGY, LLC,
a Texas limited liability company

By:	/s/ Todd A. Brooks
Name:	Todd A. Brooks
Title:	President and Chief Executive Officer

TOREADOR RESOURCES CORPORATION,
a Delaware corporation

By:	/s/ Scott Gaille
Name:	Scott Gaille
Title:	Chief Complience Officer & General Counsel

[GUARANTOR ACKNOWLEDGEMENT]

ZAZA ENERGY DEVELOPMENT, LLC,
a Texas limited liability company

By:	/s/ Todd A. Brooks
Name:	Todd A. Brooks
Title:	President and Chief Executive Officer

ZAZA PETROLEUM MANAGEMENT, LLC,
a Texas limited liability company

By:	/s/ Todd A. Brooks
Name:	Todd A. Brooks
Title:	President and Chief Executive Officer

[GUARANTOR ACKNOWLEDGEMENT]

Exhibit A

Paragraph 6A(ii) — Financial Statements; Reserve Reports. Paragraph 6A of the Existing Securities Purchase Agreement is hereby amended by amending and restating clause (ii) in its entirety to read as follows:

“(ii) as soon as practicable and in any event within ninety (90) days after the end of each fiscal year of the Company, consolidated statements of income, cash flows and members’ equity of the Company and its Subsidiaries for such year, and a consolidated balance sheet of the Company and its Subsidiaries as at the end of such year, setting forth in each case in comparative form corresponding figures from the preceding annual audit, all in reasonable detail and satisfactory in form to the Required Holder(s) and reported on by a firm of independent public accountants of recognized national standing, whose report shall be without exception as to the scope of the audit and shall not be subject to any “going concern” or like qualification or exception (other than with respect to the fiscal years ended December 31, 2012 and December 31, 2013) and shall state that such consolidated financial statements present fairly, in all material respects, the financial position of the Company and its Subsidiaries in conformity with GAAP; provided that the delivery within the time period specified above of the Company’s Form 10-K for such fiscal year (together with the Company’s annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the SEC, together with the accountant’s report described above, shall be deemed to satisfy the requirements of this paragraph 6A(ii); provided, further, that the Company shall be deemed to have made such delivery of such Form 10-K if it shall have timely made Electronic Delivery thereof, in which event the Company shall separately deliver, concurrently with such Electronic Delivery;”

Exhibit A-1